UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 10, 2011 (June 10, 2011)
(Date of Earliest Event Reported)

m-Wise, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-51743 (Commission File Number)	11-3536906 (I.R.S. Employer Identification No.)

3 Sapir Street, Herzelyah, Pituach, Israel 46852
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +972-73-2620000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The Company is issuing this 8-K as a result of a press release issued by The Company and Vringo, Inc. disclosing that they entered into a Strategic Cooperation Agreement.

The Agreement supersedes prior arrangements and proposed transactions between the companies, including the non-binding Letter of Intent entered into between the parties on March 8, 2011, pursuant to which Vringo agreed, subject to certain conditions, to purchase all or substantially all of the assets of m-Wise, which has been terminated.

Item 9.01 Financial Statements and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b)	PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c)	EXHIBITS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

m-WISE, INC.

/s/ Zach Sivan
Zach Sivan
Chief Executive Officer

June 10, 2011